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                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement
    [ ] Confidential, For Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
    [x] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                                 BIOCORAL, INC.
           ----------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           ----------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
    [x] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      __________________________________________________________________________
      (2) Aggregate number of securities to which transaction applies:

      __________________________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      __________________________________________________________________________
      (4) Proposed maximum aggregate value of transaction:

      __________________________________________________________________________
      (5) Total fee paid:

      __________________________________________________________________________
    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      __________________________________________________________________________
      (2) Form, Schedule or Registration Statement No.:

      __________________________________________________________________________
      (3) Filing Party:

      __________________________________________________________________________
      (4) Date Filed:

      __________________________________________________________________________

      Notes:

--------------------------------------------------------------------------------

                                 BIOCORAL, INC.
                             38 RUE ANATOLE FRANCE,
                      92594 LEVALLOIS PERRET CEDEX, FRANCE

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              -------------------

                                                               November 28, 2001

To the Stockholders of
BIOCORAL, INC.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the 'Annual Meeting') of BIOCORAL, INC. (the 'Company') will be held at the offices of Bondy & Schloss LLP, 6 East 43rd Street, New York, NY, on Thursday, December 20, 2001 at 10:00 a.m. (New York time) for the purpose of:

        1. To elect the directors of the Company, all of whom shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

        2. To consider and vote upon a proposal to ratify the appointment of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2001;

        3. To transact such other business as may properly come before the meeting.

                                          By Order of the Board of Directors
                                          YUHKO GROSSMAN, Secretary

    ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON NOVEMBER 8, 2001 WILL BE ENTITLED TO NOTICE OF OR TO VOTE AT THE MEETING, OR ANY ADJOURNMENT THEREOF. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE A QUORUM, AS WELL AS YOUR REPRESENTATION, AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                 BIOCORAL, INC.
                             38 RUE ANATOLE FRANCE
                      92594 LEVALLOIS PERRET CEDEX, FRANCE

                              -------------------

                           MANAGEMENT PROXY STATEMENT
               ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 20, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Biocoral, Inc. (the 'Company') for use at the Annual Meeting of the Stockholders of the Company to be held at the offices of Bondy & Schloss LLP, 6 East 43rd Street, New York, NY, on Thursday,
December 20, 2001 at 10:00 a.m. (New York time), or at any adjournment thereof (the 'Annual Meeting'). Proxy material is being mailed beginning on or about November 28, 2001 to the Company's stockholders of record on the record date. The total number of shares of the Common Stock outstanding and entitled to vote on November 8, 2001 was 19,273,594.

    The purposes of the Annual Meeting are: (1) to elect directors, and (2) to transact such other business as may properly come before the meeting and at any adjournment thereof.

                    PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

PROPOSAL 1: ELECTION OF DIRECTORS.

    At the Annual Meeting, three directors are to be elected by the holders of the Company's common and preferred stock. Each director elected shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted for the persons named below, by the persons designated as proxies, both of whom are now directors of the Company. Should any of these nominees become unable to accept nomination or election (which is not anticipated), it is the intention of the persons designated as proxies to vote for the election of the remaining nominees named and for such substitute nominees as the management may recommend.

    The nominees for election by the holders of the common and preferred stock are: Nasser Nassiri, Yuhko Grossman and Jean Darondel.

    Directors are elected by the favorable vote of the holders of a majority of the number of shares of common stock represented at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE 'FOR' THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2: APPOINTMENT OF J.H. COHN LLP AS THE COMPANY'S INDEPENDENT AUDITORS
            FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

    The Board of Directors has selected J.H. Cohn LLP, as the Company's independent auditors for the fiscal year ending December 31, 2001, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. J.H. Cohn LLP has audited the Company's financial statements since the year ended December 31, 1995.

    Stockholder ratification of the selection of J.H. Cohn LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of J.H. Cohn LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THIS PROPOSAL TO RATIFY THE APPOINTMENT OF J.H. COHN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

    The favorable vote of the holders of a majority of the number of shares of common stock represented at the meeting is needed to approve this Proposal
No. 2.

PROPOSAL 3: TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE 'FOR' SUCH OTHER MATTERS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING.

    The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the Stockholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

                      INFORMATION WITH RESPECT TO NOMINEES

    Information with respect to each nominee is set forth below. Additional information with respect to officers, directors and the major stockholder of the Company, including their percentage ownership in the Company's voting stock, is set forth on pages 6 and 7.

DIRECTORS NOMINATED TO REPRESENT THE HOLDERS OF THE COMMON STOCK:

        Nasser Nassiri is the Chief Executive Officer, Chairman of the Board and a director of the Company. Mr. Nassiri is a Paris-based financier active in Europe and the Middle East. Since 1990, he has been a private investor and financial advisor to several European financial and portfolio institutions, as well as family investment companies and pharmaceutical businesses in the Middle East. From 1983 to 1987, Mr. Nassiri was a director of Prak Management, a privately-held Middle East-based oil and gas holding company.

        Yuhko Grossman is Secretary, Treasurer and a director of the Company. Ms. Grossman is currently a director of Ono Trading Company of Canada Ltd., a large wholesale company dealing in industrial safety equipment, and a director of Ono Import Export Company Ltd., an international trading company. Previously, Ms. Grossman spent over ten years working with the largest retail pharmaceutical chain in Canada, where her responsibilities included the restructuring and implementation of new management and information systems following corporate buy-outs. Ms. Grossman holds degrees from Simon Fraser University in Modern European History, Political Science and Physics.

        Jean Darondel is a director of the Company. Dr. Jean Darondel was co-founder of Inoteb and has been its President General for several years. Dr. Darondel is the permanent Biocoral Inc. representative on the Inoteb Board and is an active member of different scientific pilotage committees programs. Dr. Darondel is known for his research in the field of veterinary medicine and business development in the medical/pharmaceutical fields.
    Dr. Darondel is focusing his efforts on expanding the commercialization of Biocoral products in Europe.

    All directors of Biocoral hold office until the next annual meeting of shareholders or until their successors are elected and qualified. At present, Biocoral's Bylaws provide for not less than one director nor more than fifteen. Currently, there are three directors of Biocoral. The Bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meting of shareholders or until his successor is selected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships among any officers or directors of Biocoral.

MEETINGS OF THE BOARD OF DIRECTORS

    In the last fiscal year the Board of Directors held no regularly scheduled meetings and did not hold any special meetings. All other actions by the Board of Directors were taken by unanimous written consent.

                            SECTION 16(a) REPORTING

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers and directors have been complied with.

                     HOLDINGS OF MANAGEMENT AND OF HOLDERS
                   OF 5% OR MORE OF THE COMPANY'S SECURITIES

    The following table sets forth certain information regarding the ownership of the Company's securities as of September 30, 2001 by (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on December 31, 2000; (iii) all executive officers and directors of the Company as a group; and
(iv) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities.

                                                                   AMOUNT AND NATURE
                                                                     OF BENEFICIAL
                                                                    OWNERSHIP AS OF    PERCENT OF
         NAME AND ADDRESS OF BENEFICIAL                              SEPTEMBER 30,     SHARES IN
               OUTSTANDING OWNER                  TITLE OF CLASS        2001(1)         CLASS(2)
               -----------------                  --------------        -------         --------
Jean Darondel ..................................   Common Stock         152,000           0.8%
  38 rue Anatole France,
  92594 Levallois Perret Cedex,
  France

Yuhko Grossman .................................   Common Stock         157,000           0.8%
  38 rue Anatole France,
  92594 Levallois Perret Cedex,
  France

Nasser Nassiri .................................   Common Stock         207,000           1.1%
  38 rue Anatole France,
  92594 Levallois Perret Cedex,
  France

All officers and directors as a group ..........   Common Stock         514,000           2.7%

---------
(1) Includes for each of Messrs. Darondel, Grossman and Nassiri, options to purchase 100,000 shares, 250,000 shares and 350,000 shares of common stock, respectively, exercisable within 60 days.

(2) Based upon 19,273,594 shares of common stock outstanding.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    Directors do not receive compensation for their duties as directors. On September 1, 1997, the Company entered into a Consulting Agreement with Nasser Nassiri, its Chairman, pursuant to which Mr. Nassiri serves as Chairman of the Company. The Agreement, which is for a three year term, provides for base compensation of $150,000 per annum, reimbursement of certain expenses and for a payment of two years' compensation thereunder in the event of a change in control of the Company. The agreement has been renewed for a further one year to August 30, 2002 with the same conditions as the Agreement. Through December 31, 2000, Mr. Nassiri had taken no cash compensation pursuant to his Consulting Agreement.

    During 2000, the Company reimbursed all directors (collectively) the aggregate sum of $27,000 for expenses incurred. In addition, there is no prohibition on advances being made by the Company to its officers and directors although no such advances have been made to date. Management is not currently aware of any circumstances under which it would institute a policy of prohibiting advances from being made to its officers and directors. The stockholders of the Company will not have the opportunity to vote on or approve such compensation. There is no maximum dollar amount of compensation that may be paid to management.

Stock Option Plan

    On May 4, 1992, the Company adopted a stock option plan pursuant to which it was originally authorized to grant options to purchase up to 2,000,000 shares of common stock. On April 16, 2001, the Company became authorized to grant options to purchase up to 20,000,000 shares.

    On November 15, 1999, the Company granted to each of Nasser Nassiri, its Chairman and a director, and Ramine Almassi and Jean Darondel, each then a director of the Company (although Mr.

Almassi is no longer a director) options to purchase up to 2,000 shares of the Company's common stock at an exercise price of $10.00 per share. The consideration for the grant of such options was nominal. The option was exercisable at any time during the five year period following its grant. The option exercise price was in excess of the market price of the shares of the Company's common stock on the date of grant.

    On December 30, 1999, the Company granted to each of Nasser Nassiri, its Chairman and a director, and Yuhko Grossmann, Secretary/Treasurer and a director of the Company options to purchase up to 5,000 shares of the Company's common stock at an exercise price of $4.00 per share. The consideration for the grant of such options was nominal. The option was exercisable at any time during the five year period following its grant. The option exercise price was in excess of the market price of the shares of the Company's common stock on the date of grant.

    As of December 31, 2000, the Company had granted options for the purchase of 16,000 shares of common stock at a weighted average exercise price of $6.25 per share. On May 1, 2001, the Company granted options to members of the Board of Directors to purchase 500,000 (200,000 to Mr. Nassiri and 150,000 each to Mr. Darondel and Ms. Grossman) shares of common stock at an exercise price of $6.00 per share which exceeded the fair market value per share as of that date. No other options were granted and no options were cancelled or exercised during the nine months ended September 30, 2001 and, accordingly, options to purchase 516,000 shares of common stock remained outstanding and options for the purchase of 19,484,000 shares were available for grant at September 30, 2001.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

    No options issued by the Company were 'in-the-money' in fiscal 2000.

    The following table lists the number of securities underlying unexercised options at December 31, 2000.

                                                                             NUMBER OF
                                                                             SECURITIES         VALUE OF
                                                                             UNDERLYING       UNEXERCISED
                                                                            UNEXERCISED       IN-THE-MONEY
                                                                              OPTIONS           OPTIONS
                                                   SHARES                    AT FY-END         AT FY-END
                                                  ACQUIRED      VALUE       EXERCISABLE/      EXERCISABLE/
                     NAME                        ON EXERCISE   REALIZED   UNEXERCISABLE(1)   UNEXERCISABLE
                     ----                        -----------   --------   ----------------   -------------
Nasser Nassiri.................................       --          --         7,000/ --             --
Jean Darondel..................................       --          --         2,000/ --             --
Yuhko Grossman.................................       --          --         5,000/ --             --

---------
(1) Per share information has been retroactively adjusted for the 1-for-50 reverse stock split approved on April 16, 2001.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has voted to appoint J.H. Cohn LLP as the firm of independent public accountants to audit the accounts of the Company for the year 2001. J.H. Cohn LLP has acted as independent public accountants for the Company since the year ended December 31, 1995. Management does not believe it is necessary for stockholders to ratify this appointment due to the satisfactory services of J.H. Cohn, LLP in prior years and the impracticality and undue expense of calling a special stockholders meeting solely for that purpose. There is no requirement under federal or Delaware law or the Company's By-laws that the appointment of independent auditors be approved by stockholders. Management's recommendation for the appointment of J.H. Cohn was unanimously approved by the Board of Directors.

AUDIT FEES

    The aggregate fees billed to the Company by J.H. Cohn LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal 2000 and for review of the financial statements included in the Company's quarterly reports on Form 10-Q for fiscal 2000 and assistance with its other regulatory filings were $50,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    J.H. Cohn LLP did not bill the Company for any professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER NON-AUDIT FEES

    The aggregate other non-audit fees billed by J.H. Cohn LLP for services rendered to the Company for the fiscal year ended December 31, 2000, relating primarily to tax services were $11,500.

    The Board of Directors has considered whether the provision of information technology consulting services relating to financial information systems design and implementation, internal audit and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence, and has discussed with the auditors the auditors' independence. In addition, in accordance with the standards outlined by the Independence Standards Board, the Board of Directors has received both oral and written confirmation from J.H. Cohn LLP as to their independence.

                              GENERAL INFORMATION

INFORMATION AS TO VOTING SECURITIES

    The close of business on November 8, 2001 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and vote at, the Annual Meeting. On that date there were 19,273,594 outstanding shares of common stock of the Company. Holders of shares of Common Stock have the right to one vote for each share registered in their names on the books of the Company as of the close of business on November 8, 2001.

    A majority of the outstanding shares, exclusive of shares held in treasury, must be present in person or by proxy to constitute a quorum for the holding of the meeting. Abstentions and broker non-votes are counted for determining the presence of a quorum but are not counted as votes cast in the tabulation of votes on any matter brought before the meeting, or as otherwise required by law or regulation. Shares cannot be voted at the meeting unless the owner of record is present in person or is represented by proxy.

    The affirmative vote of the holders of a majority of (i) the voting rights assigned to shares of preferred stock, plus (ii) the number of shares of common stock represented at the meeting is needed for approval of Proposal 1 and 2.

VOTING AND REVOCATION OF PROXIES

    The persons named in the accompanying form of proxy will vote the shares represented thereby, as directed in the proxy, if the proxy appears to be valid on its face and is received on time. In the absence of specific instructions, proxies so received will be voted for the election of the named nominees to the Company's Board of Directors and for the ratification of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Proxies are revocable at any time before they are exercised by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by delivering a proxy bearing a later date to the Secretary of the Company.

METHOD AND EXPENSE OF PROXY SOLICITATION

    The solicitation of proxies will be made primarily by mail by US Stock Transfer Corporation. Proxies may also be solicited by overnight courier, personally and by telephone by regular employees of the Company at nominal cost.

    The Company does not expect to pay compensation for any solicitation of proxies but may pay brokers and other persons holding shares in their names, or in the names of nominees, their expenses for sending proxy material to principals for the purpose of obtaining their proxies. The Company will bear all expenses in connection with the solicitation of proxies.

GENERAL

    In lieu of a separate annual report, the Company is mailing with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB. Exhibits to the Form 10-KSB are not included with the mailing but will be furnished to any stockholder who requests the same for a nominal fee covering reproduction and mailing expenses.

OTHER MATTERS

    As of the date of this Proxy Statement, the management knows of no matters other than Proposals 1 and 2 to come before the meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote all proxies not marked to the contrary in accordance with their judgment on such matters.

                                          By Order of the Board of Directors


                                          YUHKO GROSSMAN, Secretary

                                  APPENDIX 1

                                 BIOCORAL, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of Biocoral, Inc. (the 'Company') hereby appoints Nasser Nassiri, Jean Darondel, and Yuhko Grossman, as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote as designated below, all of the shares of the Company's Common Stock held of record by the undersigned on Thursday, December 20, 2001 at 10:00 p.m. (New York time) at the Annual Meeting of Stockholders of the Company to be held at the offices of Bondy & Schloss LLP, 6 East 43rd Street, New York, NY, or at any adjournment thereof.

(1) Election of Directors (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

    (a) Election of Directors by Common Stockholders

    [ ] FOR all nominees listed below (except as marked to the contrary below)

    [ ] WITHHOLD AUTHORITY to vote for any individual nominee listed below.

    Nasser Nassiri, Jean Darondel, and Yuhko Grossman

(2) Proposal to ratify the appointment of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                             [ ] YES         [ ] NO

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees on the reverse side.

                                                 Date: ___________________, 2001

                                                 _______________________________
                                                 Signature

                                                 _______________________________
                                                 Signature if held jointly

                                                 Please sign exactly as you
                                                 name appears on this card.
                                                 When shares are held by
                                                 joint tenants, both should
                                                 sign. When signing as attorney,
                                                 as executor, administrator,
                                                 trustee or guardian, please
                                                 give full title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 President or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership
                                                 name by authorized person.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.


                              STATEMENT OF DIFFERENCES
                              ------------------------

The section symbol shall be expressed as....................................'SS'